EXHIBIT 99.2
   Q1 2017 Supplemental Materials April 27, 2017

 Disclaimers  FORWARD-LOOKING INFORMATIONThis presentation contains forward-looking statements and information. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions. These statements include, among others, statements regarding our expected performance, anticipated returns and our investment, financing, and hedging strategies and means to implement the strategy.The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under the caption ‘‘Risk Factors’’ in this Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.  2

 GAAP to Non GAAP Reconciliation  In addition to the results presented in accordance with GAAP, our results of operations discussed below include certain non-GAAP financial information, including “Net Income Excluding Realized and Unrealized Gains and Losses”Net Income Excluding Realized and Unrealized Gains and LossesWe have elected the fair value option for all of our MBS assets and have not elected to designate our derivative holdings for hedge accounting treatment under the Financial Accounting Standards Board (the “FASB”), Accounting Standards Codification (“ASC”), Topic 815, Derivatives and Hedging. Changes in fair value of these instruments are presented in a separate line item in our consolidated statements of operations. Therefore, we mark all of our MBS assets and hedge instruments to market every reporting period. With the volatility that occurs in markets every quarter, the market value of these assets and hedge instruments varies as well. These fluctuations in value are reported in our statement of operations every period. We have presented the results of our operations in the tables below with and without these realized and unrealized gains and losses included in the calculation of net income/(loss). We believe that net income excluding realized and unrealized gains and losses provides meaningful information to consider, in addition to the respective amounts prepared in accordance with GAAP. This non-GAAP measure helps management to evaluate its financial position and performance without the effects of these realized and unrealized gains and losses that are not necessarily indicative of our financial performance. The unrealized gains or losses on derivative instruments and MBS assets presented in our consolidated statements of operations are not necessarily representative of the ultimate gain or loss, if any, that we may realize in the future. This is because as interest rates move up or down in the future, the gains or losses we ultimately realize, and which will affect our net income for the then current period, may differ from the unrealized gains or losses recognized as of the reporting date. With respect to realized gains and losses, the application of the fair value method of accounting may cause users of our financial statements to conclude that the realized gains or losses in a given period are indicative of the gains and losses incurred from the date we purchased the assets or hedge instruments. This is not the case, as the fair value method of accounting requires us to report gains and losses based on the movement in the market value of the instrument in question since the beginning of the period only.Our presentation of net income excluding realized and unrealized gains and losses has important limitations. First, other market participants may use the available for sale method of accounting for their MBS assets. Under the available for sale method of accounting, fluctuation in the value of MBS assets are reflected in other comprehensive income, a component of the shareholders equity section of the balance sheet. Second, while we believe that the calculation of net income excluding realized and unrealized gains and losses described above helps to present our financial position and performance, it may be of limited usefulness as an analytical tool. Therefore, net income excluding realized and unrealized gains and losses should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP.The table below on page 14 presents a reconciliation of the adjustments to net income calculated in accordance with GAAP for the first quarter of 2017.  3

 Table of Contents   Topic Point  Financial Highlights for the QuarterMarket DevelopmentsFinancial ResultsMBS Portfolio Characteristics, Credit Counterparties, and Hedge Position   5 6 - 1213 - 1718 - 23  4  Slide(s)

 Financial Highlights for the Quarter Ended March 31, 2017  Earnings per Share of $0.07Incurred $0.63 loss per Share from net realized and unrealized gain/(losses) on MBS and derivative instrumentsEarnings per Share of $0.70 excluding realized and unrealized gains/(losses) on MBS and derivative instruments (See page 14 for a reconciliation of this non-GAAP measure to Earnings per Share)Book Value per Share of $9.75 at March 31, 2017A decrease of $0.35 (or -3.5%) from $10.10 at December 31, 2016Dividend of $0.42 declared during the quarterEconomic return of $0.07 per share, or 0.7% unannualized / 2.8% annualized  5

   Market Developments  6

 10-Year US Treasury Note & US Dollar Swap: Q1 2017  7  10-Year US Treasury Note: Q1 2017  10-Year US Dollar Swap: Q1 2017  Source: Bloomberg Data

 US Treasury Curve: Q1 2017 Performance  8  Source: Bloomberg Data  Yield (%)  Change (bps)   3Mo 1Yr 2Yr 3Yr 5Yr 7Yr 10Yr 30Yr   Tenor

 US Dollar Swap Curve: Q1 2017 Performance   9  Yield (%)  Change (bps)  Tenor  3Mo 1Yr 2Yr 3Yr 5Yr 7Yr 10Yr 30Yr  Source: Bloomberg Data

 FNCL 4.0 & FNCL 4.5: Q1 2017   10  Source: Bloomberg Data

 Wells Fargo Production 85k Max Specified Pool Payups over TBA  11  Source: Wells Fargo Securities

 Wells Fargo New Production Specified Pool Payup over TBA  12  Source: Wells Fargo Securities

   Financial Results  13

 Financial Results for the Three Months Ended March 31, 2017  14                      Net Income Excluding Realized and Unrealized Gains and Losses     Realized and Unrealized Gains/(Losses)     Total  Interest income  $   32,311   $   -   $   32,311   Interest expense      (6,715)      -       (6,715)  Net interest income     25,596      -      25,596   Realized losses on mortgage-backed securities     -      (1,350)     (1,350)  Unrealized (losses) on mortgage-backed securities     -      (14,958)     (14,958)  Losses on interest rate futures     -      (4,422)     (4,422)  Gains on interest rate swaps      -       3       3   Net portfolio income (loss)  $   25,596   $   (20,727)  $   4,869                 Expenses:              Management fees     1,302      -      1,302   Allocated overhead     368      -      368   Accrued incentive compensation     12      -      12   Directors' fees and liability insurance     276      -      276   Audit, legal and other professional fees     170      -      170   Direct REIT operating expenses     231      -      231   Other administrative      61       -       61   Total expenses      2,420       -       2,420                 Net income (loss)  $   23,176   $   (20,727)  $   2,449                 Basic and diluted net income (loss) per share  $  0.701   $  (0.627)  $  0.074                 Weighted average shares outstanding - Basic and diluted     33,069,064       33,069,064       33,069,064                 Dividends declared per common share                  $ 0.42    ($ in thousands, except per share data)

 MBS Portfolio Roll Forward Dec 31, 2016 to Mar 31, 2017  15  ($ in thousands)                        Portfolio Activity for the Quarter                                 Structured Security Portfolio                     Pass-Through    Interest-Only    Inverse Interest                   Portfolio    Securities    Only Securities    Sub-total    Total    Market value - December 31, 2016    $  2,874,215   $  69,726   $  78,233   $  147,959   $  3,022,174   Securities purchased      1,682,894     43,498     10,848     54,346     1,737,240   Securities sold      (1,369,585)    -    (38,088)    (38,088)    (1,407,673)  Losses on sales      (910)    -    (440)    (440)    (1,350)  Return of investment      n/a    (5,859)    (2,668)    (8,527)    (8,527)  Pay-downs      (64,889)    n/a    n/a    n/a    (64,889)  Premium lost due to pay-downs      (4,653)    n/a    n/a    n/a    (4,653)  Mark to market losses       (9,412)     (151)     (742)     (893)     (10,305)  Market value - March 31, 2017    $  3,107,660   $  107,214   $  47,143   $  154,357   $  3,262,017

MBS Portfolio Capital Allocation at Dec 31, 2016 and Mar 31, 2017

($ in thousands)

	Capital Allocation				
		Structured Security Portfolio			
	Pass-Through Portfolio	Interest-Only Securities	Inverse Interest Only Securities	Sub-total	Total
31-Mar-17					
Market value	$ 3,107,660	$ 107,214	$ 47,143	$ 154,357	$ 3,262,017
Cash	112,723	-	-	-	112,723
Borrowings(1)	(3,050,608)	-	-	-	(3,050,608)
Total	$ 169,775	$ 107,214	$ 47,143	$ 154,357	$ 324,132
% of Total	52.40%	33.10%	14.50%	47.60%	100.00%
31-Dec-16					
Market value	$ 2,874,215	$ 69,726	$ 78,233	$ 147,959	$ 3,022,174
Cash	94,425	-	-	-	94,425
Borrowings(2)	(2,793,705)	-	-	-	(2,793,705)
Total	$ 174,935	$ 69,726	$ 78,233	$ 147,959	$ 322,894
% of Total	54.20%	21.60%	24.20%	45.80%	100.00%

(1) At March 31, 2017, there were outstanding repurchase agreement balances of $63.8 million and $33.6 million secured by IO and IIO securities, respectively. We entered into these arrangements to generate additional cash to invest in PT RMBS; therefore, we have not considered these balances to be allocated to the structured securities strategy.

(2) At December 31, 2016, there were outstanding repurchase agreement balances of $33.3 million and $45.5 million secured by IO and IIO securities, respectively. We entered into these arrangements to generate additional cash to invest in PT RMBS; therefore, we have not considered these balances to be allocated to the structured securities strategy.

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 MBS Portfolio Returns by Sector for the Quarter Ended Mar 31, 2017  17  (1)      Calculated by dividing the Total Return by the Beginning Capital Allocation, expressed as a percentage.  (2)      Calculated using two data points, the Beginning and Ending Capital Allocation balances.  (3)      Calculated by dividing the Total Return by the Average Capital Allocation, expressed as a percentage.  ($ in thousands)                        Returns for the Quarter Ended March 31, 2017                                 Structured Security Portfolio                     Pass-Through    Interest-Only    Inverse Interest                   Portfolio    Securities    Only Securities    Sub-total    Total    Income (net of borrowing cost)    $  23,057   $  541   $  1,998   $  2,539   $  25,596   Realized and unrealized losses      (14,975)    (151)    (1,182)    (1,333)    (16,308)  Derivative losses       (4,419)     n/a     n/a     n/a     (4,419)     Total Return  $  3,663   $  390   $  816   $  1,206   $  4,869   Beginning Capital Allocation    $  174,935   $  69,726   $  78,233   $  147,959   $  322,894   Return on Invested Capital for the Quarter(1)       2.10%     0.60%     1.00%     0.80%     1.50%  Average Capital Allocation(2)    $  172,355   $  88,470   $  62,688   $  151,158   $  323,513   Return on Average Invested Capital for the Quarter(3)       2.10%     0.40%     1.30%     0.80%     1.50%

   Portfolio Characteristics, Credit Counterparties & Hedge Position  18

MBS Portfolio Characteristics as of March 31, 2017

MBS Valuation Characteristics
(in thousands of $s)

Asset Category		Current Face		Fair Value	Current Price	Percentage of Portfolio	Weighted Average Coupon	Realized March 2017 CPR (Reported in Apr)
As of March 31, 2017								
Adjustable Rate MBS	$	1,832	$	1,947	106.26	0.06%	3.52%	0.1%
10-1 Hybrid Rate MBS		42,680		43,756	102.52	1.34%	2.55%	0.6%
Total Hybrid Adjustable Rate MBS		42,680		43,756	102.52	1.34%	2.55%	0.6%
15 Year Fixed Rate MBS		80,902		84,266	104.16	2.58%	3.28%	9.2%
20 Year Fixed Rate MBS		237,234		253,347	106.79	7.77%	4.00%	10.4%
30 Year Fixed Rate MBS		2,536,513		2,724,344	107.41	83.52%	4.40%	6.2%
Total Fixed Rate MBS		2,854,649		3,061,957	107.26	93.87%	4.33%	6.6%
Total Mortgage-backed Pass-through MBS		2,899,161		3,107,659	107.19	95.27%	4.31%	6.5%
Interest-Only Securities		815,467		107,214	13.15	3.29%	3.74%	13.3%
Inverse Interest-Only Securities		243,293		47,143	19.38	1.45%	5.26%	13.7%
Structured MBS		1,058,760		154,357	14.58	4.73%	4.20%	13.4%
Total Mortgage Assets	$	3,957,921	$	3,262,017		100.00%	4.30%	8.4%

MBS Assets by Agency
(in thousands of $s)

As of March 31, 2017		Fair Value	Percentage of Portfolio
Fannie Mae	$	2,491,752	76.4%
Freddie Mac		761,590	23.3%
Ginnie Mae		8,675	0.3%
Total Portfolio	$	3,262,017	100%

Investment Company Act of 1940 (Whole Pool) Test
(in thousands of $s)

As of March 31, 2017		Fair Value	Percentage of Portfolio
Whole Pool Assets	$	2,882,506	88.4%
Non Whole Pool Assets		379,510	11.6%
Total Portfolio	$	3,262,017	100%

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Credit Counterparties & Trading Activity

($ in thousands)

As of March 31, 2017 Counterparty		Total Outstanding Balances	% of Total	Weighted Average Borrowing Rate		Amount at Risk[(1)]	Weighted Average Maturity in Days
Wells Fargo Bank, N.A.	$	423,078	13.8%	0.98%	$	23,102	11
Citigroup Global Markets, Inc.		286,584	9.4%	1.04%		28,586	27
ICBC Financial Services, LLC		240,705	7.9%	1.04%		12,885	43
J.P. Morgan Securities LLC		231,617	7.6%	1.11%		18,241	13
RBC Capital Markets, LLC		229,689	7.5%	0.98%		12,399	12
Cantor Fitzgerald & Co.		228,461	7.5%	0.91%		12,440	18
Mitsubishi UFJ Securities (USA), Inc.		207,082	6.8%	0.86%		11,237	21
South Street Securities, LLC		172,080	5.6%	0.98%		9,130	7
ED&F Man Capital Markets Inc.		153,325	5.0%	0.99%		8,374	59
KGS-Alpha Capital Markets, L.P.		149,426	4.9%	1.06%		14,056	44
Merrill Lynch, Pierce, Fenner & Smith Inc		149,096	4.9%	0.99%		5,067	17
Daiwa Capital Markets America, Inc.		123,675	4.1%	1.01%		6,638	13
Goldman Sachs & Co.		111,342	3.6%	1.12%		9,059	70
Guggenheim Securities, LLC		81,432	2.7%	1.05%		4,609	78
FHLB-Cincinnati		80,435	2.6%	1.04%		2,963	3
Natixis, New York Branch		72,100	2.4%	0.93%		3,910	6
Nomura Securities International, Inc.		65,701	2.2%	1.05%		3,592	38
Mizuho Securities USA, Inc.		44,780	1.5%	1.21%		6,720	17
Total / Weighted Average	$	3,050,608	100.0%	1.01%	$	193,008	25

(1) Equal to the sum of the fair value of securities sold, accrued interest receivable and cash posted as collateral (if any), minus the sum of repurchase agreement liabilities, accrued interest payable and the fair value of securities posted by the counterparties (if any).

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Hedge Position as of March 31, 2017

($ in thousands)

		As of 3/31/2017				
Expiration Year		Average Contract National Amount	Weighted Average Entry Rate	Weighted Average Effective Rate		Open Equity[1]
Eurodollar Futures Contracts (Short Positions)						
2017						
June	$	600,000	1.43%	1.29%	$	(207)
September		1,000,000	1.50%	1.43%		(183)
December		1,000,000	1.62%	1.55%		(165)
2018						
March	$	1,000,000	1.71%	1.66%	$	(131)
June		1,000,000	1.81%	1.78%		(70)
September		1,000,000	1.90%	1.89%		(25)
December		1,000,000	1.96%	2.01%		135
2019						
March	$	1,000,000	2.02%	2.08%	$	159
June		1,000,000	2.04%	2.16%		297
September		1,000,000	2.11%	2.23%		293
December		1,000,000	2.19%	2.32%		302
2020						
March	$	1,000,000	2.54%	2.36%	$	(441)
June		1,000,000	2.59%	2.41%		(455)
September		1,000,000	2.65%	2.46%		(477)
December		700,000	2.74%	2.52%		(394)
Total / Weighted Average	$	953,333	2.06%	2.02%	$	(1,364)
Treasury Note Futures Contracts (Short Position)[2]						
March 2017 10 year T-Note futures						
(Mar 2017 - Mar 2027 Hedge Period)	$	465,000	2.27%	2.24%	$	(3,134)

(1) Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.

(2) T-Note futures contracts were valued at a price of $124.56 at March 31, 2017 and $124.28 at December 31, 2016. The nominal values of the short positions was $579.2 million and $577.9 million at March 31, 2017 and December 31, 2016, respectively

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Hedge Position as of March 31, 2017

TBA Positions *($ in thousands)*

	Notional Amount Long (Short)[1]	Cost Basis[2]	Market Value[3]	Net Carrying Value[4]
As of March 31, 2017				
30-Year TBA securities:				
3.00%	$ (150,000)	$ (147,406)	$ (148,267)	$ (861)
4.50%	(297,000)	(317,199)	(318,574)	(1,375)
	$ (447,000)	$ (464,605)	$ (466,841)	$ (2,236)
As of December 31, 2016				
30-Year TBA securities:				
3.00%	$ (100,000)	$ (99,406)	$ (99,344)	$ 62
4.00%	(100,000)	(103,898)	(105,078)	(1,180)
	$ (200,000)	$ (203,304)	$ (204,422)	$ (1,118)

Swap Agreements *($ in thousands)*

	Notional Amount	Average Fixed Pay Rate	Average Receive Rate	Net Estimated Fair Value	Average Maturity (Years)
As of March 31, 2017					
Expiration > 1 to ≤ 3 years	$ 600,000	1.05%	1.04%	$ 12,430	2.9
Expiration > 3 to ≤ 5 years	200,000	2.14%	1.15%	(1,397)	4.9
	$ 800,000	1.32%	1.07%	$ 11,033	3.4
As of December 31, 2016					
Expiration > 3 to ≤ 5 years	$ 700,000	1.20%	0.91%	$ 9,500	3.4

(1) Notional amount represents the par value (or principal balance) of the underlying Agency RMBS.
(2) Cost basis represents the forward price to be paid (received) for the underlying Agency RMBS.
(3) Market value represents the current market value of the TBA securities (or of the underlying Agency RMBS) as of period-end.
(4) Net carrying value represents the difference between the market value and the cost basis of the TBA securities as of period-end and is reported in derivative assets (liabilities), at fair value in our consolidated balance sheets.

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Hedge Position by Tenor (Years)  23  Source: Bloomberg Data